UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 4, 2015

                                CROWDGATHER, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

         Nevada                     000-52143              20-2706319
----------------------------    --------------------    --------------------
(State or other jurisdiction (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


            20300 Ventura Blvd., Suite 330, Woodland Hills, CA 91364
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (818) 435-2472
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


Item 1.01 Entry into a Material Definitive Agreement

On May 4, 2015, the Company issued a Promissory Note for $150,000 received from an investor. The proceeds are used to provide the Company with working capital. Under the terms of the Note, the Company agrees to repay the principal including interest at 8%. The Note, including interest, is due November 4, 2015.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-K.


Exhibit No.                Description
-----------                -----------
10                         Promissory Note





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CROWDGATHER, INC.


                                      By: /s/ Sanjay Sabnani
                                          --------------------------------------
                                          Sanjay Sabnani
                                          Chief Executive Officer



Date: May 5, 2015





















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